Exhibit 99.1

How AI + Collaboration Transformed Professional Learning A P R I L 4 , 2 0 2 2

Forw a rd L ooki ng S t a t e m e n t s This presentation may contain “forward - looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as amended. For such forward - looking statements, we claim the protection of the safe harbor for forward - looking statements contained in the Private Securities Litigation Reform Act of 1995. As used below and throughout this presentation, the words “we”, “us” and “our” may refer to Amesite individually or together with one or more partner companies, as dictated by context. Such statements include, but are not limited to, any statements relating to our growth strategy and product development programs and any other statements that are not historical facts. Forward - looking statements are based on management’s current expectations and are subject to risks and uncertainties that could negatively affect our business, operating results, financial condition and stock price. Factors that could cause actual results to differ materially from those currently anticipated include: risks related to our growth strategy; risks relating to the results of research and development activities; our ability to obtain, perform under and maintain financing and strategic agreements and relationships; our dependence on third party suppliers; our ability to attract, integrate, and retain key personnel; the early stage of products under development; our need for and continued access to additional funds; government regulation; patent and intellectual property matters; competition; as well as other risks described in our Securities and Exchange Commission filings. We expressly disclaim any obligation or undertaking to release publicly any updates or revisions to any forward - looking statements contained herein to reflect any change in our expectations or any changes in events, conditions or circumstances on which any such statement is based, except as may be required by law. The information contained herein is intended to be reviewed in its totality, and any stipulations, conditions or provisions that apply to a given piece of information in one part of this presentation should be read as applying mutatis mutandis to every other instance of such information appearing herein. © 2022 Amesite Inc. 2

Technology

AMESITE USES AI TO IMPROVE LEARNING

AI drives engagement with fresh, relevant content and analytics that give actionable insights.
Amesite's analytics architecture enables agile, continuous improvements.

AI-DRIVEN

AMESITE USES BEST-IN-CLASS CODE AND ARCHITECTURE

Amesite's platform is built with tools that enable integration with thousands of APIs and offers reliable, out-of-the box auto scalability.

SCALABLE & SECURE

AMESITE USES TECHNOLOGY SUPPORTS SIMPLE, SCALABLE DESIGNS CUSTOMERS LOVE

If it's easy to code, it's hard to use. If it's easy to use, it's hard to code.
Our platform is easy to use because we support accessible design with a flexible, sophisticated codebase.

BEST-IN CLASS FEATURES & INTEGRABILITY

© 2022 Amesite Inc.
3

Partnerships and Impact:

>98% retention

https://www1.nyc.gov/site/planning/about/press-releases/pr-20210720.page
https://www.statista.com/statistics/1232500/size-of-the-workplace-training-market-north-america-and-rest-of-the-world/
https://www.statista.com/statistics/738519/workplace-training-spending-per-employee/
https://www.weforum.org/agenda/2021/02/most-in-demand-jobs-2021/
https://www.statista.com/statistics/1174784/museum-industry-market-size-us/

CITY UNIVERSITY OF NEW YORK

- **Infrastructure training** for underserved learners at **the largest urban university system in the United States**

WAYNE STATE UNIVERSITY

- **Future of Mobility training** to the Greater Detroit Area as **Michigan's third-largest university**

MICHIGAN WORKS! SOUTHEAST

- **Future of Work training** to and agency that supports nearly **18,000 community members**

THE HENRY FORD MUSEUM

- **Innovation for Teachers training** to an organization that is **rapidly digitalizing offerings**

REAGAN PRESIDENTIAL INSTITUTE

- **Communications training** for an organization that is **rapidly expanding access**

INNOVATION INSTITUTE - CATHIE WOOD, CEO

- **Innvovation training** for teachers in **partnerships with school districts**

FORD MOTOR COMPANY

- **AI training** for R&D leaders to **build know-how in AI and AI team formation**

Upskilling is a

$358B

global market with employers spending

$1,300

on **each employee annually** for continuing education

150M

new technology jobs will be added to the global economy **over the next 5 years**

Market size of the museum industry in the US reached

$12.7B in **2020**

© 2022 Amesite Inc.
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People & Growth



- Distributed and Agile
- Strong ability to attract talent
- Building resilience and flexibility
- Aligning technical work to disrupt markets and serve our customers

We are honored to be among the winners of ten following workplace and technical awards, including four national workplace excellence awards.


BEST AND BRIGHTEST COMPANIES TO WORK FOR IN THE NATION WINNER 2021
BEST AND BRIGHTEST COMPANIES TO WORK FOR IN THE NATION WINNER 2020
THE NATION'S BEST AND BRIGHTEST IN WELLNESS WINNER 2020
METROPOLITAN DETROIT'S BEST AND BRIGHTEST COMPANIES TO WORK FOR WINNER 2021
BEST AND BRIGHTEST IN WELLNESS WINNER 2021
METROPOLITAN DETROIT'S BEST AND BRIGHTEST COMPANIES TO WORK FOR WINNER 2020
BIG INNOVATION 2020
METROPOLITAN DETROIT'S BEST AND BRIGHTEST COMPANIES TO WORK FOR WINNER 2019
WINNER 2019 BEST AND BRIGHTEST IN WELLNESS

amesite

© 2022 Amesite Inc.
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Discussion

1. TRENDS: DIGITAL, DISTRIBUTED, AND AUTONOMOUS
2. MEETING CHANGING NEEDS
3. ROI FOR PROGRAMS THAT WORK
4. FUTURE OF LEARNING: PARTNERSHIPS, TECHNOLOGY, INTEGRATIONS
5. TECHNOLOGY DRIVERS: AI AND ANALYTICS FOR SUPERIOR EXPERIENCES

© 2022 Amesite Inc.
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T r e n ds © 2 0 2 1 A m e s i t e I nc . A l l R i g h t s R e s e r v e d . 7

The Future of Work: More Digital

% of Employees Working Remote



100%
75%
50%
25%
0%
25%
70%
40%
Pre-Pandemic
During the Pandemic
End of 2021

Remote Workers are Happier and Stay in their Jobs Longer

22% happier working at home than workers who always work onsite

59% more likely to choose an employer who offered remote work compared to those who didn't.

"...remote workers reported having less stress, more focus, and a better work-life balance."

https://amesite.com/blogs/is-remote-work-here-to-stay/

© 2022 Amesite Inc.
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Transformation: to Industry 4.0

$210B

Expected Industry 4.0 market by 2026 with a compound annual growth rate of 17% from 2019 – 2026.

800M

workers globally replaced by automation by 2030

Industry 4.0 Company Status



Advanced Industry 4.0 Strategy
10%
No Industry 4.0 Strategy
24%
66%
Beginning Industry 4.0 Strategy

https://amesite.com/blogs/benefits-of-adopting-an-industry-4-0-model%e2%80%af/

© 2022 Amesite Inc.
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Market Changes and New Jobs

The U.S. Bureau of Labor Statistics (BLS) projects there will be **11.9 million new jobs created from 2020 to 2030**, an overall growth rate of **7.7%**.

The Top 10 Fastest Growing Jobs

Occupation	Percent employment change, 2020–2030P	Numeric employment change, 2020-2030P	Median annual wage, 2020
Wind turbine service technicians	68.2%	4,700	$56,230
Nurse practitioners	52.2%	114,900	$111,680
Solar photovoltaic installers	52.1%	6,100	$46,470
Statisticians	35.4%	14,900	$92,270
Physical therapist assistants	35.4%	33,200	$59,770
Information security analysts	33.3%	47,100	$103,590
Home health and personal care aides	32.6%	1,129,900	$27,080
Medical and health services managers	32.5%	139,600	$104,280
Data scientists and mathematical science occupations, all other	31.4%	19,800	$98,230
Physician assistants	31.0%	40,100	$115,390

https://amesite.com/blogs/university-presidents-you-can-spearhead-professional-learning-that-drives-revenue/

© 2022 Amesite Inc. 10

National Skills Gaps

By 2030, the talent shortage and **skills gap** in the U.S. alone is expected to total a **loss of $8.5 trillion**


87%

of executives report skills gaps in their current workforce.


94%

of of employees would stay at a company longer if it invested in their career.


51%

of companies reported plans to implement an upskilling program this year.

https://amesite.com/blogs/skill-gap-2021-top-5-soft-hard-skills-companies-need-now/
https://lp.amesite.io/enterprise-ebook

© 2022 Amesite Inc. 11

Government Recognizes the Skills Gaps

US Federal Government allocated over **$3.6B of budget towards Training and Employment Services in 2021**


84%

of State Governors agree that workforce development is a **top priority for state** and **federal efforts.**


64%

of L&D professionals agree that L&D shifted from a **"nice to have"** to a **"need to have"** in 2021.


47%

of US jobs face potential **automation** over the next 20 years.

https://amesite.com/blogs/a-history-how-government-policy-shaped-the-relationship-between-community-colleges-and-workforce-development/
https://lp.amesite.io/gov-ebook
https://amesite.com/blogs/upskilling-employees-for-the-future-of-work/
https://amesite.com/blogs/transformation-of-manufacturing-industries/

© 2022 Amesite Inc.

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Leverage is Possible: With the Right Solution

75 M
jobs eliminated due to artificial intelligence by 2025.

133 M
jobs created due to artificial intelligence by 2025 that will require upskilling.

32%
Increase in funding for workforce development programs in states such as New Jersey.

New York Workforce Development Funding



$400 M
$300 M
$200 M
$1 M
0
$1.4 M
$137 M
$317 M
2018
2019
2020

https://lp.amesite.io/gov-ebook

© 2022 Amesite Inc.
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Meeting Changing Needs © 2 0 2 1 A m e s i t e I nc . A l l R i g h t s R e s e r v e d . 14

Top Technical Skills

Top hard skills employers are looking for in 2021:

1. Cloud computing
2. Artificial intelligence
3. Data analytics
4. Digital marketing
5. UX design






2017
2018
2019

https://amesite.com/blogs/skill-gap-2021-top-5-soft-hard-skills-companies-need-now/

© 2022 Amesite Inc.
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Top Interpersonal Skills

Top soft skills employers are looking for in 2021:





1. Communication skills
2. Creative problem solving and innovation
3. Collaboration and teamwork
4. Time management
5. Conflict management



https://amesite.com/blogs/skill-gap-2021-top-5-soft-hard-skills-companies-need-now/

© 2022 Amesite Inc.
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ROI for Programs that Work © 2 0 2 1 A m e s i t e I nc . A l l R i g h t s R e s e r v e d . 17

Companies Win by Upskilling

Upskilling results in a

300%

increase in digital transformation acceleration.

94%

of employees reported that they would stay longer at a company that invests in their career.

Companies that Invest in Upskilling Report:


100%
75%
50%
25%
0%
25%
37%
43%
94%
100%
More Profit
Greater Business Growth
Higher Workforce Productivity
Increase in Employee Retention
Return on Investment (ROI)

https://amesite.com/blogs/6-myths-to-debunk-about-upskilling%e2%80%af/

© 2022 Amesite Inc. 18

Upskilling ROI: By the Numbers

Increasing Median Revenue by Upskilling the Workforce



$200,000
$150,000
$100,000
$50,000
$0
$83K
$169K
Non Upskilled Employee
Upskilled Employee

https://amesite.com/blogs/6-myths-to-debunk-about-upskilling%e2%80%af/
https://amesite.com/blogs/why-your-business-cant-afford-not-to-upskill/

24%

more profit for companies that invest $1,500 on training per employee

10%

increase in educational development produced an

8.6%

gain in productivity

© 2022 Amesite Inc.

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Ease of Use is Essential for Learning Performance

People Expect Ease of Use

Every $1 invested in UX results in a return between

$2 ⟶ $100

Intentional and strategic user experience has the potential to raise conversion rates by as much as **400%**

SaaS company McAfee cut their support calls by **90%** as a result of user interface redesign



90%

of customers feel that the companies they buy from **'could do better'** when it comes to **onboarding new users.**



80%

of users say they've **deleted an app** because they **didn't know how to use it.**



86%

of people say they'd be more likely to stay loyal to a business that **invests in onboarding content.**

https://amesite.com/blogs/5-simple-steps-to-deliver-online-learning-for-your-company/
https://amesite.com/blogs/how-to-attract-top-talent-with-your-workplace-education-benefits/
https://amesite.com/blogs/how-to-add-value-to-your-university/

https://amesite.com/blogs/6-myths-to-debunk-about-upskilling%e2%80%af/
https://amesite.com/blogs/the-three-rs-retain-retrain-recruit-plus-the-secret-to-do-all-3-at-once/

KEY REQUIREMENTS:

SaaS learning solutions should not require expensive enterprise onboarding or training and should include **CUSTOMER SERVICE** and **NO HIRING.**

© 2021 Amesite Inc. Proprietary and Confidential. All Rights Reserved.
20

Training for What the Organization Needs © 2022 Amesite Inc. 21

Upskill Your Own People to be Competitive

Google

WHAT: **$1 B** IT Initiative

WHEN: 2016

WHY: To upskill employees whose jobs would be disrupted or eliminated by technology

Amazon

WHAT: **$700 M** "Upskilling 2025"

WHEN: 2019

WHY: To reskill employees in burgeoning fields like machine learning and software engineering

51%

of companies reported planning to implement an upskilling program during 2021.

<50%

of jobs are at risk of significantly changing or becoming obsolete due to technological advances.

<54%

of all employees will require significant re- and upskilling by 2022.

https://amesite.com/blogs/upskilling-employees-for-the-future-of-work/

© 2022 Amesite Inc. 22

Future of Learning: P a rt n e r s h i p s , Technology, Integrations © 2022 Amesite Inc. 23

Amesite: Built for Speed and Efficiency to Meet Our Partners' Needs

V4 Amesite's V4 platform is now on Microsoft's Azure Cloud - enabling **scalability**, **speed,** and **best-in-class infrastructure.**

24h or less Is the delivery time now for a custom-branded, enterprise scale system for our customers – **offering unparalleled speed.**

30d launches of custom content are available, because **Amesite's easy-to-use platform and flexible business model enable fast, high quality content creation.**

1,000s of APIs can be integrated with Amesite's platform because **Amesite uses a modern tech stack and is fully modularized.**

98% retention rates across all products have been achieved – **Amesite's customers deliver learning products that work for their users.**

amesite

Amesite & Microsoft

"By empowering Amesite and putting their platform on Microsoft Azure, **we can approach our partner universities around the country and get these solutions out to people who need upskilling courses.**"

Tamer Erzurumlu
Director of Partner Strategy
Education at Microsoft


Microsoft
Customer Stories
Search
Amesite scales e-learning, reduces costs on Azure, backed by Azure Database for PostgreSQL
Technical Story
Learn More
amesite

© 2022 Amesite Inc. 24

Integration & Analytics for a Digitalized Workplace

SaaS Companies are Dominating: Integration & Analytics Are Key

What are the winners doing?

The Salesforce Reports and Dashboard REST API allows you to:

- Integrate report data into custom objects.
- Define rich visualizations on top of the API to animate the data.
- Build custom dashboards.
- Automate reporting tasks.
- Run tabular, summary, or matrix reports synchronously or asynchronously.
- Filter for specific data on the fly.
- Query report metadata.
- Get a list of recently used dashboards.
- Get dashboard metadata and data.
- Query dashboard status.
- Refresh dashboards.

https://developer.salesforce.com/docs/atlas.en-us.234.0.api_analytics.meta/api_analytics/sforce_analytics_rest_api_intro.htm
https://amesite.com/blogs/how-online-logistics-and-fulfillment-are-changing-the-workforces-of-the-largest-companies-in-america/

Gartner forecasts end-user spending on public cloud services to grow from

$396 B → **$482 B**

2021 2022

Largest SaaS Companies 2021-2022

Per market cap in Sept. 2021; shown in USD Billions


Shopify
$185.4
Salesforce
$251.8
Adobe
$315.0

KEY REQUIREMENTS:

SaaS learning solutions should deliver **KEY ANALYTICS** and **INTEGRATE** with other solutions to provide a **best-in-class learning experience – conducive to success.**

© 2022 Amesite Inc.
25

K E Y R E Q U I R E M E N T S : SaaS learning solutions should offer outstanding relevancy and use technology to D R I V E E N A G E M E N T a n d C O N T E N T t h r o u g h A I . Artificial Intelligence is Dominating: Sector by Sector AI Enables: ENGAGEMENT R E L E V A N T CONTENT AD V AN C ED ANALYTICS CONTINUOUS I M P R O V E M E N T The global artificial intelligence market size was valued at $62.35 B in 2020 and i s e x p e c t e d t o e x p a n d a t a C A G R o f 4 0 .2 % f r o m 2 0 2 1 – 20 28 . © 2022 Amesite Inc. 26 47.5% i n c r ea s e i n the u s e o f AI tec hn o lo g y in t h e t r a inin g and development industry in t h e la s t 4 y e a r s . https://amesite.com/blogs/prepare - for - your - business - for - industry - 4 - 0 / 37% O f c o m p a n i e s h a d i m p le m ented s o m e t y p e o f A I in 2 0 1 9 . 80% of e m e r g in g tec hn o lo g ies w i ll b e b a s e d o n A I b y 2 0 2 1 . https://amesite.com/blogs/5 - tips - to - improve - upskilling - at - your - company/ https://amesite.com/blogs/ai - the - internet - of - things - and - industrial - automation - what - are - they - what - will - they - effect/

The Future of Work Is H e re A l r e ady Industry - leading outcomes Fast launches Unparalleled ease of use and scalability Simple integrations Ame s i t e ' s sm a rt , i n t u i t i v e l e a r n in g e n v i r o n m e n t s h e l p o r ga n i z a t i o n s t h r i v e . © 2022 Amesite Inc. 27

Landscape: Multiple Capabilities Needed and Technology Will Create Interfaces

LEARNING MANAGEMENT SYSTEMS

Amesite uniquely focuses on the user experience, driving success for customers and learners. We are disrupting the "LMS."

Companies: Pluralsight $PS, Stride $LRN, Blackbaud $BLKB

CONTENT CURATORS, PROGRAM MANAGERS, SERVICE PROVIDERS

We believe that the private sector will continue to spur advancements in learning markets.

Companies: 2U $TWOU, Chegg $CHGG

PLATFORMS FOR THE FUTURE OF WORK

Amesite brings new data, and insights to other Enterprise SaaS platforms. We believe that the future of work is more digital, more connected and will offer continuous learning.

Companies: Workday $WDAY, Atlassian $TEAM

AI GROWTH

$126B by 2025

ONLINE EDUCATION GROWTH

$319B by 2025

SAAS FOR BUSINESS GROWTH

$623B by 2023

© 2022 Amesite Inc. 28

P a r t ne r s hi p s Deliver Results PARTNER CONTENT CUSTOM INTEGRATIONS CUSTOMIZED FEATURES CUSTOM CONTENT LICENSED CONTENT UPGRADED FEATURES CUSTOM CONTENT STANDARD FEATURES © 2022 Amesite Inc. 29

P R O DU C T D E M O N S T R A T I O N S © 2022 Amesite Inc. 30 EB O O K S P R E S E N T A T I O N S brandon@amesite.io FOR MORE IN F O R M A T ION

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